UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 16, 2012

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 16, 2012, Approach Resources Inc. (the “Company”) entered into a fourteenth amendment (the “Fourteenth Amendment”) to its Credit Agreement dated as of January 18, 2008 (as amended, the “Credit Agreement”), by and among the Company and its subsidiary guarantors, the lenders and JPMorgan Chase Bank, N.A., as administrative agent and lender.

The Fourteenth Amendment (a) increases the aggregate limit on the Company’s permitted indebtedness evidenced by the issuance of unsecured senior notes from $200 million to $400 million and (b) eliminates the borrowing base reduction associated with the issuance of senior unsecured notes for notes issued before October 1, 2013.

The Fourteenth Amendment also adds Approach Services, LLC and Approach Midstream Holdings LLC, subsidiaries of the Company, as guarantors under the Credit Agreement.

The foregoing description of the terms of the Fourteenth Amendment is qualified in its entirety by the Fourteenth Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Fourteenth Amendment set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 14 dated as of November 16, 2012, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc., Approach Resources I, LP, Approach Services, LLC and Approach Midstream Holdings LLC, as guarantors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: November 21, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 14 dated as of November 16, 2012, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc., Approach Resources I, LP, Approach Services, LLC and Approach Midstream Holdings LLC, as guarantors.

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